Securities and Exchange Commission
450 Fifth Street N. W.
Washington, D.C. 20549

Re:   Fan Energy, Inc.
         Commission File #000-31079

Dear Sir or Madam:

We have read and agree with the comments in Item 4 of Form 8-K/A of Fan Energy, Inc. dated March 8, 2001.

Sincerely,

/s/ Wheeler Wasoff, P.C.

Denver, CO
March 8, 2001